Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Leonard R. Stein-Sapir, Chairman of the Board and Chief Executive Officer of Morgan’s Foods, Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Annual Report on Form 10-K of the Company for the period ended February 27, 2005, (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Leonard R. Stein-Sapir

Leonard R. Stein-Sapir, Chairman of the Board and
Chief Executive Officer

May 31, 2005